UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2015
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into Material Definitive Agreement.

On February 10, 2015, Lions Gate Entertainment Corp. (“Lions Gate”) entered into a Stock Exchange Agreement (the “Exchange Agreement”) with LG Leopard Canada LP, an indirect wholly owned subsidiary of Lions Gate (“Purchaser”), and certain affiliates of John C. Malone listed on Schedule 1 thereto (the “Stockholders”). The Exchange Agreement provides that Purchaser will acquire from the Stockholders 2,118,038 shares of Series A common stock, par value $0.01 per share, of Starz, a Delaware corporation (“Starz”), and 2,590,597 shares of Series B common stock, par value $0.01 per share, of Starz held by the Stockholders (collectively, the “Starz Exchange Shares”). In exchange for the Starz Exchange Shares (the “Exchange”), Lions Gate will issue 4,967,695 of its common shares, no par value per share (the “Lions Gate Exchange Shares”), to the Stockholders. The Starz Exchange Shares currently represent approximately 14.5% of the total voting power of the issued and outstanding Starz common stock, and the parties have agreed to certain anti-dilution adjustments such that Purchaser will not acquire more than 14.9% of the total voting power of the issued and outstanding Starz common stock. The Lions Gate Exchange Shares currently represent approximately 3.43% of Lions Gate’s issued and outstanding common shares (after giving effect to the Exchange).

The Stockholders have agreed to not transfer the Lions Gate Exchange Shares to a third party without the prior written consent of Lions Gate until the earlier of (x) the date that is two years from the closing of the Exchange and (y) such time as Purchaser no longer holds at least 75% of the Starz Exchange Shares (except to the extent Purchaser has transferred Starz Exchange Shares in order to maintain ownership of less than 15% of the total voting power of the issued and outstanding Starz common stock). Until the occurrence of a “Change of Control” of Starz (as defined in the Exchange Agreement), the Stockholders and the Purchaser have each agreed to comply with a right of first offer prior to transferring any shares received in the Exchange.

Pursuant to the Exchange Agreement, upon consummation of the Exchange, Lions Gate will appoint Dr. Malone to its Board of Directors. Lions Gate has agreed to nominate Dr. Malone for election to its Board of Directors at each annual meeting of Lions Gate’s stockholders that occurs prior to the earlier of (x) the date that is two years from the closing of the Exchange and (y) such time as both of the following occur: (i) the Stockholders collectively hold less than 75% of the Lions Gate Exchange Shares and (ii) Dr. Malone and his affiliates collectively hold less than 2.7% of Lions Gate’s outstanding common shares.

Upon consummation of the Exchange, Purchaser will grant an irrevocable proxy to Dr. Malone to vote the Starz Exchange Shares other than with respect to proposals related to extraordinary transactions or proposals related to the issuance or sale of securities. The irrevocable proxy will automatically terminate (1) as to a particular Starz Exchange Share upon any sale or transfer of such share to a third party, (2) in its entirety at such time as Dr. Malone is no longer a member of Lions Gate’s Board of Directors or (3) in its entirety upon the occurrence of a “Change of Control” of Starz.

The Exchange Agreement contains customary representations, warranties and covenants made by each of Lions Gate, the Purchaser and the Stockholders.  Completion of the Exchange is subject to certain customary conditions, including that all waiting periods applicable to consummation of the Exchange under the HSR Act shall have expired or been terminated. Approval of the Exchange by the stockholders of Lions Gate or Starz is not required and will not be sought. The parties may terminate the Exchange Agreement under certain specified circumstances, including if the Exchange is not consummated on or before April 30, 2015 (or, if such date is extended pursuant to the terms of the Exchange Agreement, if the Exchange is not consummated on or before June 30, 2015).
The foregoing summary of the Exchange Agreement and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange

Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The Exchange Agreement and this summary are not intended to modify or supplement any factual disclosures about Lions Gate and should not be relied upon as disclosure about Company without consideration of the periodic and current reports and statements that Lions Gate files with the Securities and Exchange Commission. The terms of the Exchange Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Exchange Agreement. In particular, the representations and warranties made by the parties to each other in the Exchange Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.
Item 3.02     Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated into this Item 3.02 by reference. The Lions Gate Exchange Shares will be issued and sold as a private placement to the Stockholders in reliance on Section 4(a)(1) of the Securities Act of 1933, as amended (under the so-called “4(a)(1½) exemption”).

Item 8.01    Other Events.

On February 11, 2015, Lions Gate issued a press release announcing the Exchange Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)
Exhibit No.    Description

10.1    Stock Exchange Agreement, dated as of February 10, 2015, by and between Lions
Gate Entertainment Corp., LG Leopard Canada LP and the stockholders listed on
Schedule 1 thereto.

99.1    Press Release, dated as of February 11, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 11, 2015
LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:    /s/ Wayne Levin
Name: Wayne Levin
Title: General Counsel and Chief Strategic Officer

EXHIBIT INDEX

Exhibit No.    Description

10.1    Stock Exchange Agreement, dated as of February 10, 2015, by and between Lions
Gate Entertainment Corp., LG Leopard Canada LP and the stockholders listed on
Schedule 1 thereto.

99.1    Press Release, dated as of February 11, 2015.